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                     COHEN & STEERS REALTY INCOME FUND, INC.

October 20, 1999

To Our Shareholders:

     We are pleased to submit to you our report for Cohen & Steers Realty Income Fund for the quarter and nine months ended September 30, 1999. The net asset value per share at that date was $6.84. In addition, a regular quarterly dividend of $0.17 per share was declared for shareholders of record
September 28, 1999 and payable on October 15, 1999.

INVESTMENT REVIEW

     For the three months ended September 30, 1999, Cohen & Steers Realty Income Fund had a total return, based on income and change in net asset value, of -8.2%. This performance compares to the NAREIT Equity REIT Index total return of -8.0%. The Fund's total return for the nine months ended September 30, 1999 was -3.1%, compared to the NAREIT Equity REIT Index return of -3.6%. We will continue to strive for improved performance based on the Fund's emphasis on above-average current income, consistent earnings growth, and attractive relative valuation levels.

     The past two years have been perhaps the most challenging ever for REIT investors. Unlike the case with previous bear markets, fundamentals seemingly have not turned negative -- in fact it appears that fundamentals are more positive today than at any time in nearly two decades. Vacancy rates are low, property prices have recovered, the growing U.S. economy continues to support strong demand for space, and there are only few signs of speculative new construction. Yet, the shares of REITs are as cheap as ever, based on nearly every popular valuation measure including price/cash flow multiple, dividend yield and price in relation to asset value. These seemingly contradictory trends raise some important questions that we would like to address in this report.

1. JUST WHERE ARE WE IN THE REAL ESTATE CYCLE?

     It appears to many that we are at or near the peak of the real estate cycle. Following the strong recovery of the 1990's, nearly every property type in nearly every major market appears to be at equilibrium, meaning that supply and demand for space are about equal. Rental rates, for most major property types, are at a cyclical high, and property prices are generally close to replacement cost. This makes new construction feasible. While some exceptions certainly exist, direct buyers of property today can typically expect returns that reflect little more than current net rental income plus growth which is equal to the rate of inflation.

     That the cycle is close to its peak may be the most obvious reason for the market's low valuation of REITs. The strong recovery and sound fundamentals indicate that the health of the real estate industry could not be better. Indeed, if we are at a peak in the cycle, the next phase may well be a decline. Such a decline could be the result of a surge in the supply of space in excess of demand, a decrease in demand due to an economic slowdown, or a combination of both. In such an environment, vacancy rates would likely rise, property values would likely fall and REIT earnings would likely decline. Because the stock market tends to value peak earnings at low multiples, the result has been the REIT bear market.

2. IF THE REAL ESTATE CYCLE HAS PEAKED, HOW IS IT POSSIBLE TO MAKE MONEY IN
REITs?

     While it may have become more difficult to earn above-average profits in real estate, we believe that REITs may still reward investors from this point forward due to several factors. First, based on current valuations, it appears that REITs already reflect any potential downside in the cycle. Because the capital markets move in anticipation of events, rather than in reaction, we would not be surprised to see REITs do better even in the face of flat or deteriorating fundamentals. Such has indeed been the case in previous real estate cycles. As shown in the following chart, there is a

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                     COHEN & STEERS REALTY INCOME FUND, INC.

highly cyclical pattern to capital raising in the REIT industry: more capital is raised when the stocks are expensive, and less is raised when they are cheap. It is notable that following the trough in the capital cycle, total returns from REITs have been exceptional. We believe that we are currently at or near the trough of the current capital raising cycle. While past performance is no guarantee of future results, under this scenario there is a strong possibility that better returns lie ahead.


             REIT EQUITY ISSUANCE AND INVESTMENT RETURNS

                                                   12-Month
                            12-Month             Total Return.
                          Total Equity           NAREIT Equity
Date                        Issuance              REIT Index
-----                     ------------           -------------
                          ($ Billions)
 3/90                       $ 0.6                      2.2%
 6/90                         0.5                     -3.5
 9/90                         0.3                    -20.5
12/90                         0.3                    -15.4
 3/91                         0.3                      8.1
 6/91                         0.4                      9.1
 9/91                         0.4                     32.8
12/91                         0.5                     35.7
 3/92                         0.7                     11.3
 6/92                         0.9                     13.3
 9/92                         0.9                     16.3
12/92                         1.4                     14.6
 3/93                         2.7                     38.5
 6/93                         4.3                     31.0
 9/93                         8.1                     34.1
12/93                        13.2                     19.7
 3/94                        14.9                      1.7
 6/94                        16.7                      6.6
 9/94                        15.9                     -4.5
12/94                        11.1                      3.2
 3/95                         8.9                     -0.4
 6/95                         8.1                      3.6
 9/95                         6.7                     10.7
12/95                         8.2                     15.3
 3/96                         8.9                     18.1
 6/96                         8.4                     16.5
 9/96                         9.8                     18.5
12/96                        12.3                     35.3
 3/97                        16.5                     33.2
 6/97                        20.5                     33.8
 9/97                        26.1                     40.5
12/97                        32.7                     20.3
 3/98                        35.6                     18.9
 6/98                        36.2                      8.0
 9/98                        29.4                    -13.5
12/98                        21.5                    -17.5
 3/99                        14.0                    -21.1
 6/99                         8.5                     -9.0
 9/99                         8.3                     -6.5
12/99                         6.2                      0.0


Sources: NAREIT, Cohen & Steers


     Perhaps more important is that based on changes in the way real estate is financed, it is our opinion that there may not be major downside to the cycle from these levels. On the supply side, there continue to be rolling corrections in markets where a surge in building has taken place, with financing and construction almost spontaneously receding when hints of overbuilding surface. Thus, barring a major economic dislocation which materially reduces the demand for space, we believe that both real estate and REITs may continue to enjoy stable fundamentals. Under these assumptions, it is our view that REITs would provide an attractive dividend yield plus the potential for appreciation that we feel should be in line with growth of earnings. We believe that companies that meet our 'Realty Majors' criteria -- strong management, above average size and scale, sound balance sheet and proprietary market position -- will achieve growth substantially in excess of the average REIT.

3. WHAT PREVENTS REITS FROM GETTING CHEAPER? WHAT WILL MAKE THEM TURN AROUND?

     There is nothing to prevent REITs from getting cheaper, just as there was nothing to prevent them from getting as cheap as they currently are. However, with most of the valuation parameters that investors have used in the past -- such as absolute and relative price/cash flow and dividend yield, and share price to net asset value -- at or near unprecedented levels, it is hard for us to envision a great deal more downside risk. In many instances, REIT share prices have reached levels which have already invited takeover or going-private transactions. We would expect to see a

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                     COHEN & STEERS REALTY INCOME FUND, INC.

growing amount of this activity if prices stay as low as they are today. Other potential positive catalysts include rising inflation (because of real estate's inflation hedge characteristic), a correction in the valuation of the broader stock market (because of REITs' lack of correlation to other financial assets), or a change in investment sentiment in favor of current income (due to the superior current dividend yield of REITs). In any case, because it is nearly impossible to predict exactly what will spark a move in any group, we believe it is more constructive to focus on finding the companies with the strongest and most reliable fundamentals, and own them at today's attractive valuations.

4. IF INTEREST RATES MOVE UP, HOW WILL THAT AFFECT REIT SHARE PRICES? WHAT IF THE STOCK MARKET DECLINES?

     Many investors believe that REITs are highly interest rate sensitive. However, statistical evidence does not support this. Based on internal and third party research, the primary driver of REIT share price performance is expectations with respect to the health of real estate markets. Our analysis of the seven REIT bear markets since 1972 indicates interest rates rose during four REIT bear markets while they were flat-to-down in the other three. Interestingly, in the strong recovery period for REIT share prices following those bear markets, interest rates rose half of the time and fell half of the time. Other studies have also shown a low correlation between REIT share price performance and U.S. Government bond returns. We have found that this holds true for REIT share price performance in relation to the broader stock market as well. Correlation studies between REITs and the S&P 500, for example, show a low and, over recent years, declining correlation. Again, the primary driver of REIT share price performance appears to be the perception of the supply/demand fundamentals for commercial real estate, often independent from other factors.

5. WHAT CAN REIT MANAGEMENT DO TO COUNTERACT THE PREVAILING NEGATIVE SENTIMENT?

     Since mid-1998 several billion dollars of stock repurchases have been announced by REITs, representing the largest potential equity shrinkage in industry history. Whereas stock buybacks theoretically have the effect of increasing earnings as well as asset value per share, based on recent performance, this has not had a dramatic effect on share prices. Indeed, several studies have shown that companies repurchasing their shares don't necessarily outperform the averages. Unfortunately, share buybacks deplete the company's financial resources -- just the opposite of what is needed in more challenging times. Many companies are also examining a change in investment strategy, ranging from the sale of assets and retirement of debt, to an increase in investment using increased borrowing. We believe that the proper strategy is to respect the market's assessment of the cost of capital, invest judiciously, and maximize profits from properties currently owned. This also requires the maintenance of a strong balance sheet in order to reduce the company's financial risk and enable it to take advantage of future opportunities. In short, REIT management should focus on increasing shareholder value through pursuing actions they have control over -- share price is not one of them.

6. HOW WILL THE GROWTH OF THE INTERNET AFFECT REAL ESTATE MARKETS?

     So far, the only tangible effect of the Internet on REITs has been the diversion of capital away from REIT stocks and into Internet stocks. This, however, is in the process of changing. Internet retailing is making many inroads that will surely have an impact on some sectors of the shopping center industry. Our view is that the apparel-oriented regional malls will be less affected than centers that sell more commodity-like consumer products. There are also changing patterns of distribution that are having an impact on warehouse and industrial facilities: companies that have strong relationships with manufacturers and Internet-based retailers are better positioned to benefit than those that merely own ordinary space. Finally, office space usage is changing as is the range of services that are required by and

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                     COHEN & STEERS REALTY INCOME FUND, INC.

can be offered to office tenants. High speed telecommunication and Internet access, for example, is becoming a new profit center for office building owners.

7. IS THIS THE END OF REAL ESTATE SECURITIZATION?

     We believe that real estate securitization remains in the early phase of a long-term expansion. Our view is that current low valuation level of REITs is a cyclical issue, not a change in the secular dynamics driving real estate finance. The benefits of securitization to both issuers and investors remain in place. They include liquidity, real-time pricing, professional management, improved disclosure and alignment of shareholder and management interests. The real estate securities market also offers investors a means to create a real estate portfolio best suited to their needs. Debt securitization continues to be active, with over $60 billion of real estate debt securities expected to be issued this year. Growth in real estate equity securitization has been modest this year, reflective of difficult equity markets and a high cost of capital. This decline in equity issuance, however, represents the public markets acting as a governing influence on capital flows to real estate.

8. WHY OWN REITs ANYWAY?

     Despite the under-performance of REITs relative to financial assets over the past two years we believe there remain many benefits to owning REITs in a diversified portfolio. Over the long-term, REITs have provided investors with competitive returns, high current income and a low correlation to other assets. In any particular period, there is an asset class or investment discipline that is out of favor; this does not mean that the investment case has been discredited. On the contrary, these tend to be the ideal times to make investments. As always, a well-diversified portfolio should maintain exposure to a variety of investments in order to balance risk and return.

     As we have mentioned, REIT share prices today are at unprecedented low valuation levels. While we believe that most REITs bottomed earlier in the year, we recognize that we cannot make that statement with certainty; surely, recent performance is testing our conviction. What we do feel certain about is that we are nowhere near a top. As a result, we continue to believe that REITs are a far better alternative to direct real estate, and a worthy constituent of any diversified portfolio.

Sincerely,

       MARTIN COHEN                              ROBERT H. STEERS
       ------------                              ----------------
       MARTIN COHEN                              ROBERT H. STEERS
       President                                 Chairman


                        STEVEN R. BROWN
                        ---------------
                        STEVEN R. BROWN
                        Senior Vice President
                        Cohen & Steers Capital Management, Inc.

   Cohen & Steers is online at WWW.COHENANDSTEERS.COM. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.

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                     COHEN & STEERS REALTY INCOME FUND, INC.

                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 1999 (UNAUDITED)

                                                                        NUMBER
                                                                       OF SHARES            VALUE
                                                                       ---------         -----------
EQUITIES                                                100.47%
  COMMON STOCK                                           79.36%
     APARTMENT/RESIDENTIAL                                2.46%
          Apartment Investment & Management Co. --
          Class A.............................................            5,500          $   210,375
          Summit Properties...................................           14,800              295,075
                                                                                         -----------
                                                                                             505,450
                                                                                         -----------
     DIVERSIFIED                                          1.72%
          Anthracite Capital..................................           51,300              352,688
                                                                                         -----------
     HEALTH CARE                                         15.57%
          ElderTrust..........................................           26,800              207,700
          Health Care Property Investors......................           33,600              882,000
          Healthcare Realty Trust.............................           21,700              405,519
          Nationwide Health Properties........................           54,200              901,075
          Omega Healthcare Investors..........................           25,500              535,500
         *Ventas..............................................           56,700              269,325
                                                                                         -----------
                                                                                           3,201,119
                                                                                         -----------
     HOTEL                                                3.62%
          FelCor Lodging Trust................................           18,700              327,250
          MeriStar Hospitality Corp...........................           27,400              417,850
                                                                                         -----------
                                                                                             745,100
                                                                                         -----------
     INDUSTRIAL                                           8.29%
          AMB Property Corp...................................            5,900              125,006
          First Industrial Realty Trust.......................           29,900              740,025
          Pacific Gulf Properties.............................           42,100              839,369
                                                                                         -----------
                                                                                           1,704,400
                                                                                         -----------
     OFFICE                                              21.61%
          Arden Realty Group..................................           24,700              537,225
          Brandywine Realty Trust.............................           49,200              799,500
          CarrAmerica Realty Corp.............................           24,700              541,856
          Crescent Real Estate Equities Co....................           45,000              810,000
          Highwoods Properties................................           35,300              913,387
          Mack-Cali Realty Corp...............................           31,400              841,913
                                                                                         -----------
                                                                                           4,443,881
                                                                                         -----------
     OFFICE/INDUSTRIAL                                    6.71%
          Liberty Property Trust..............................           32,200              730,537
          Prime Group Realty Trust............................           29,800              447,000
          Reckson Associates Realty Corp. -- Class B..........            9,208              201,425
                                                                                         -----------
                                                                                           1,378,962
                                                                                         -----------

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                     COHEN & STEERS REALTY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 1999 (UNAUDITED)

                                                                        NUMBER
                                                                       OF SHARES            VALUE
                                                                       ---------         -----------
     SHOPPING CENTER                                     18.06%
       COMMUNITY CENTER                                   9.62%
          Developers Diversified Realty Corp..................           36,400          $   509,600
          Pan Pacific Retail Properties.......................           29,600              505,050
          Phillips International Realty Corp..................           43,100              678,825
          Regency Realty Corp.................................           13,500              283,500
                                                                                         -----------
                                                                                           1,976,975
                                                                                         -----------
       REGIONAL MALL                                      8.44%
          JP Realty...........................................           36,500              625,063
          Macerich Co.........................................           18,200              420,875
          Simon Property Group................................           17,100              383,681
          Taubman Centers.....................................           26,600              305,900
                                                                                         -----------
                                                                                           1,735,519
                                                                                         -----------
          TOTAL SHOPPING CENTER...............................                             3,712,494
                                                                                         -----------
     SPECIALTY                                            1.32%
          Entertainment Properties Trust......................           18,600              272,025
                                                                                         -----------
               TOTAL COMMON STOCK (Identified
                 cost -- $18,660,283)                                                     16,316,119
                                                                                         -----------
PREFERRED STOCK                                          21.11%
          Apartment Investment & Management Co., 9.00%,
            Series C..........................................           29,000              607,187
          Apartment Investment & Management Co., 9.375%,
            Series G..........................................           37,600              850,700
          Bradley Real Estate, 8.40%, Series A
            (Convertible).....................................           29,734              678,307
          Camden Property Trust, $2.25, Series A
            (Convertible).....................................           18,600              448,725
          Crown American Realty Trust, 11.00%, Series A.......           11,100              457,875
          Prime Retail, 8.50%, Series B (Convertible).........           23,940              333,664
          Reckson Associates Realty Corp., 7.625%,
            Series A (Convertible)............................           15,900              320,981
          SL Green Realty Corp., 8.00%, Series A
            (Convertible).....................................           28,700              643,956
                                                                                         -----------
               TOTAL PREFERRED STOCK (Identified
                 cost -- $4,768,650)..........................                             4,341,395
                                                                                         -----------
               TOTAL EQUITIES (Identified
                 cost -- $23,428,933).........................                            20,657,514
                                                                                         -----------
                                                                       PRINCIPAL
                                                                        AMOUNT
                                                                       ---------
COMMERCIAL PAPER                                        % 1.00
     Leggett & Platt, 5.35%, due 10/1/99
       (Identified cost -- $206,000)..........................         $206,000              206,000
                                                                                         -----------
TOTAL INVESTMENTS (Identified cost -- $23,634,933)....  101.47%                           20,863,514
LIABILITIES IN EXCESS OF OTHER ASSETS.................   (1.47)%                            (301,448)
                                                        ------                           -----------
NET ASSETS (Equivalent to $6.84 per share based on
  3,004,977 shares of capital stock outstanding)......  100.00%                          $20,562,066
                                                        ======                           ===========


------------------------

*Non-income producing security.

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                     COHEN & STEERS REALTY INCOME FUND, INC.

                            FINANCIAL HIGHLIGHTS'D'
                         SEPTEMBER 30, 1999 (UNAUDITED)

                                                                                              NET ASSET VALUE
                                                              TOTAL NET ASSETS                   PER SHARE
                                                        -----------------------------       -------------------
NET ASSET VALUE:
Beginning of period: 12/31/98....................                         $22,244,049                    $ 7.56
     Net investment income.......................       $ 1,306,025                         $ 0.44
     Net realized and unrealized loss on
       investments...............................        (1,972,988)                         (0.65)
     Distributions from net investment income....        (1,529,217)                         (0.51)
                                                                                            ------
     Distributions reinvested....................           514,197
                                                        -----------
Net decrease in net asset value..................                          (1,681,983)                    (0.72)
                                                                          -----------                    ------
End of period: 9/30/99...........................                         $20,562,066                    $ 6.84
                                                                          -----------                    ------
                                                                          -----------                    ------

------------------------

'D'Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

                         AVERAGE ANNUAL TOTAL RETURNS*
                       (PERIODS ENDED SEPTEMBER 30, 1999)

ONE YEAR             FIVE YEARS              TEN YEARS
--------            ------------            ------------
 -6.01%             8.76%                   9.43%

------------------------

* Based on net asset value.

  KEY INFORMATION

  For general information and weekly
  net asset value call 800-437-9912

  American Stock Exchange Symbol: RIF

                                REINVESTMENT PLAN
  We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

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                     COHEN & STEERS REALTY INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

George Grossman
Director

Jeffrey H. Lynford
Director

Willard H. Smith, Jr.
Director

Elizabeth O. Reagan
Vice President

Adam Derechin
Vice President and Assistant Treasurer

Lawrence B. Stoller
Assistant Secretary

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, New York 10017
(212) 832-3232

FUND ADMINISTRATOR AND TRANSFER AGENT
Chase Global Funds Services Co.
73 Tremont Street
Boston, Massachusetts 02108
(800) 437-9912

CUSTODIAN
The Chase Manhattan Bank, N.A.
One Chase Manhattan Plaza
New York, New York 10081

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

American Stock Exchange Symbol: RIF
Website: www.cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Past performance is, of course, no guarantee of future results and your investment may be worth more or less at the time you sell.

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                                       8

                                 COHEN & STEERS
                               -----------------
                               REALTY INCOME FUND


                              ----------------------
                                 QUARTERLY REPORT
                                SEPTEMBER 30, 1999


COHEN & STEERS
REALTY SHARES
757 THIRD AVENUE
NEW YORK, NY 10017


                            STATEMENT OF DIFFERENCES
                            ------------------------

The dagger symbol shall be expressed as.................................... 'D'